UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

ATOSSA GENETICS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35610 (Commission file number)	26-4753208 (IRS Employer Identification No.)

2345 Eastlake Ave. East, Suite 201, Seattle, Washington 98102
(Address of principal executive offices and zip code)

(800) 351-3902
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

See Item 5.02 which is incorporated into this Item 1.01 by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 7, 2015 Atossa Genetics Inc. (“Atossa”) filed a Current Report on Form 8-K reporting that on April 2, 2015, Christopher Destro announced that he is departing as the Senior Vice President of Sales and Marketing of Atossa Genetics Inc. with an expected effective date of May 29, 2015 or such other date agreed to by Atossa and Mr. Destro (the “Severance Date”).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on April 7, 2015 to include the severance agreement and general release entered into on April 14, 2015 between Christopher Destro and Atossa (the “Agreement”) which is summarized below and attached hereto as Exhibit 10.1.

The Agreement provides that Mr. Destro shall continue as an active employee until the Severance Date and that he will continue to receive his salary and benefits until the Severance Date. The Agreement may be terminated prior to the Severance Date by Mr. Destro, or by Atossa for cause or if Mr. Destro breaches the Agreement, in which case Mr. Destro’s salary and benefits will cease. In exchange for entering into the Agreement, Mr. Destro will be paid $25,000. In exchange for Mr. Destro signing the Agreement a second time after the Separation Date and for not revoking the Agreement, Mr. Destro will receive the following: (i) $10,000, (ii) $30,000 if Atossa’s subsidiary, The National Reference Laboratory for Breast Health, Inc. (the “NRLBH”) reports at least the number of pharmacogenomics tests required by Atossa’s adjusted budget for April 2015, (iii) $30,000 if the NRLBH reports at least the number of pharmacogenomics tests required by Atossa’s adjusted budget for May 2015, and (iv) extension by 60 days of the time by which Mr. Destro has the right to exercise stock options previously granted to him; with payments in clauses (ii) and (iii) subject to pro-rata upward adjustment for over achievement. Atossa and Mr. Destro agreed to a mutual release and Mr. Destro agreed not to compete for one year.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Severance Agreement and General Release by and between Christopher Destro and Atossa Genetics Inc. Destro executed April 14, 2015

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: April 17, 2015	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Severance Agreement and General Release by and between Christopher Destro and Atossa Genetics Inc. Destro executed April 14, 2015